                                                          EXHIBIT 10.17

                   SECOND AMENDMENT TO JOINT SALES AGENCY AGREEMENT
                                       between
                             Cadence Design Systems, Inc.
                                         and
                         Integrated Measurement Systems, Inc.

    As of May 20, 1996, Cadence Design Systems, Inc. (Cadence) and Integrated Measurement Systems, Inc. (IMS) agree to extend the initial term of the Joint Sales Agency Agreement between the parties through June, 1998.

    Except as here provided, the Joint Sales Agreement between the parties dated June 30, 1994, and as amended effective April 1, 1995, remains in full force and effect.

CADENCE DESIGN SYSTEMS, INC.           INTEGRATED MEASUREMENT SYSTEMS, INC.


By: /s/ Stephen Y. Fong                 By: /s/ Sar Ramadan
   ---------------------------             ---------------------------
Print: Stephen Y. Fong                  Print: Sar Ramadan
     ------------------------                ------------------------
Title: Vice President of                Title: Vice President of
       Finance & Treasurer                     Finance, Secretary &
                                               Treasurer
     ------------------------                ------------------------


Page 1 -- Second Amendment to Joint Sales Agency Agreement